Exhibit 99.1

Finjan to Present at the 6th Annual Liolios Gateway Conference on September 6, 2017

EAST PALO ALTO, CA – 08/23/17 -- Finjan Holdings, Inc. (NASDAQ: FNJN), a cybersecurity company, has been invited to present at the 2017 Gateway Conference, which is being held on September 6-7, 2017 at the Four Seasons Hotel San Francisco.

Phil Hartstein, Finjan’s CEO and Michael Noonan, CFO are scheduled to present on Wednesday, September 6, at 2:30 p.m. PT, and will be hosting one-on-one meetings on that day.

The presentation will be webcast live and available for replay in the Investor Relations section of Finjan’s website at https://ir.finjan.com/ir-calendar or on the Gateway Conference website at www.gateway-conference.com/presenters.

To receive additional information, request an invitation or to schedule a one-on-one meeting, please email gateway@liolios.com.

About the Gateway Conference
The 6th Annual Gateway Conference is an invite-only conference presented by Liolios, which brings together the most compelling companies with the nation’s top institutional investors and analysts. This year’s event features more than 100 companies from a number of growth industries, including technology, business and financial services, consumer, digital media, clean technology and life sciences. The format has been designed to give attendees direct access to senior management via company presentations, Q&A sessions and one-on-one meetings. For more information, visit www.gateway-conference.com or www.liolios.com.

ABOUT FINJAN
Established nearly 20 years ago, Finjan is a globally recognized leader in cybersecurity. Finjan’s inventions are embedded within a strong portfolio of patents focusing on software and hardware technologies capable of proactively detecting previously unknown and emerging threats on a real-time, behavior-based basis. Finjan continues to grow through investments in innovation, strategic acquisitions, and partnerships promoting economic advancement and job creation. For more information, please visit www.finjan.com.

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Cautionary Note Regarding Forward-Looking Statements

Except for historical information, the matters set forth herein that are forward-looking statements involve certain risks and uncertainties that could cause actual results to differ. Potential risks and uncertainties include, but are not limited to, Finjan’s expectations and beliefs regarding Finjan’s licensing program, the outcome of pending or future enforcement actions, the granting of Inter Partes Review (IPR) of our patents or an unfavorable determination pursuant to an IPR or other challenges at the USPTO of our patents, the enforceability of our patents, the cost of litigation, the unpredictability of our cash flows, our ability to expand our technology and patent portfolio, the continued use of our technologies in the market, our stock price, changes in the trading market for our securities, regulatory developments, general economic and market conditions, the market acceptance and successful business, technical and economic implementation of Finjan Holdings' intended operational plan; and the other risk factors set forth from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2016, and the Company's periodic filings with the SEC, copies of which are available free of charge at the SEC's website at www.sec.gov or upon request from Finjan Holdings, Inc. All forward-looking statements herein reflect our opinions only as of the date of this release. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Finjan Holdings undertakes no obligation, and expressly disclaims any obligation, to update forward-looking statements herein in light of new information or future events.

Investor Contact:
Vanessa Winter | Director of Investor Relations, Finjan Holdings
Valter Pinto | KCSA Strategic Communications
(650) 282-3245 | investors@finjan.com